Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BRE Select Hotels Corp, (the “Company”) on Form 10-Q for the quarter ending March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 13, 2013	/S/ WILLIAM J. STEIN
William J. Stein
Director and Chief Executive Officer, President and Senior Managing Director (Principal Executive Officer)

May 13, 2013	/S/ BRIAN KIM
Brian Kim
Director and Vice President, Secretary and Managing Director (Principal Financial and Principal Accounting Officer)